                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /x/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:

     / / Preliminary Proxy Statement       / / Confidential, for Use of the

                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

     /X/ Definitive Proxy Statement

     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                              CENTEX CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /x/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:
                                     N/A
- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
                                     N/A
- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                     N/A
- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
                                     N/A
- --------------------------------------------------------------------------------
     (5) Total fee paid:
                                     N/A
- --------------------------------------------------------------------------------


     /X/ Fee paid previously with preliminary materials.


     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                                     N/A
- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
                                     N/A
- --------------------------------------------------------------------------------
     (3) Filing Party:
                                     N/A
- --------------------------------------------------------------------------------
     (4) Date Filed:
                                     N/A
- --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /x/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:

     / / Preliminary Proxy Statement       / / Confidential, for Use of the

                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

     /X/ Definitive Proxy Statement

     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                           3333 HOLDING CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /x/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:
                                     N/A
- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
                                     N/A
- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                     N/A
- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
                                     N/A
- --------------------------------------------------------------------------------
     (5) Total fee paid:
                                     N/A
- --------------------------------------------------------------------------------


     /X/ Fee paid previously with preliminary materials.


     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                                     N/A
- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
                                     N/A
- --------------------------------------------------------------------------------
     (3) Filing Party:
                                     N/A
- --------------------------------------------------------------------------------
     (4) Date Filed:
                                     N/A
- --------------------------------------------------------------------------------

                               CENTEX CORPORATION


                                      AND


                            3333 HOLDING CORPORATION



                              PROXY STATEMENT AND
                            NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS
                              OF EACH CORPORATION


                            TO BE HELD JULY 27, 1995


                       __________________________________



                                     INDEX


                                                                                                                     PAGE
                                                                                                                     ----
                                                    CENTEX CORPORATION

Notice of Annual Meeting of Stockholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
Proxy Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

                                                 3333 HOLDING CORPORATION

Notice of Annual Meeting of Stockholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
Proxy Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24



                            _______________________


         PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS. STOCKHOLDERS ARE ENCOURAGED TO REVIEW THE ACCOMPANYING PROXY STATEMENT OF EACH COMPANY CAREFULLY.

                               CENTEX CORPORATION
                                3333 LEE PARKWAY
                              DALLAS, TEXAS 75219


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 27, 1995



To The Stockholders:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Centex Corporation, a Nevada corporation ("Centex"), will be held in the auditorium of the Dallas Museum of Art, 1717 North Harwood in the City of Dallas, Texas, on Thursday, July 27, 1995, at 10:00 A.M. (C.D.T.) for the following purposes:

    1. To elect three directors comprising a class of directors to serve until the annual meeting of stockholders in 1998.

    2. To consider and vote on a proposal to extend until November 30, 2007 the detachment date of warrants to purchase Class B Units of limited partnership interest in Centex Development Company, L.P.

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.


    The Board of Directors has fixed the close of business on June 5, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting. The transfer books will not be closed.


    You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting in person, you are urged to promptly sign, date and mail the accompanying form of Centex proxy, so that your Centex shares may be represented and voted at the meeting. Your Centex proxy will be returned to you if you should attend the meeting and request such return.


                                          By Order of the Board of Directors


                                                   RAYMOND G. SMERGE
                                          Vice President, Chief Legal Officer
                                                     and Secretary

Dallas, Texas

June 20, 1995


    PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.

                               CENTEX CORPORATION

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 27, 1995


                                  INTRODUCTION


    The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the Board of Directors of Centex Corporation, a Nevada corporation ("Centex"), for use at the Annual Meeting of Stockholders of Centex to be held on July 27, 1995, and at any adjournment thereof. The mailing address of the executive offices of Centex is 3333 Lee Parkway, Dallas, Texas 75219. The approximate date on which this proxy statement and accompanying proxy were first sent to stockholders is June 20, 1995.


PURPOSES OF THE MEETING

   At the meeting, action will be taken upon the following matters:

        (1) Election of three directors comprising a class of directors to serve until the annual meeting of stockholders in 1998.

        (2) To consider and vote on a proposal to extend until November 30, 2007 the detachment date of warrants to purchase Class B Units of limited partnership interest in Centex Development Company, L.P.

        (3) Such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors of Centex does not know of any matters that may be acted upon at the meeting other than the matters set forth in items (1) and (2) above.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS OF CENTEX RECOMMENDS A VOTE FOR ELECTION OF THE THREE NOMINEES FOR DIRECTOR OF CENTEX NAMED IN THE ACCOMPANYING CENTEX PROXY AND FOR APPROVAL OF THE DETACHMENT DATE PROPOSAL.


                               TANDEM SECURITIES

    On November 30, 1987, Centex distributed as a dividend (the "Distribution") to its stockholders (through a nominee, the "Nominee") all of the 1,000 issued and outstanding shares of common stock, par value $.01 per share ("Holding Common Stock"), of 3333 Holding Corporation, a Nevada corporation ("Holding"), and all of the 900 issued and outstanding warrants (the "Stockholder Warrants") to purchase Class B Units of limited partnership interest in Centex Development Company, L.P., a Delaware limited partnership ("CDC"). 3333 Development Corporation, a Nevada corporation and a wholly owned subsidiary of Holding ("Development"), is the general partner of CDC.

    The Nominee holds the Stockholder Warrants and shares of Holding Common Stock on behalf of and for the benefit of persons who are from time to time the holders of the common stock, par value $.25 per share ("Centex Common Stock"), of Centex ("Centex Stockholders"). Each Centex Stockholder owns a beneficial interest in the Holding Common Stock and the Stockholder Warrants that the total number of shares of Centex Common Stock held by such stockholder bears to the total number of shares of Centex Common Stock outstanding from time to time. This beneficial interest of the Holding stockholders is not represented by a separate certificate or receipt. Instead, each Centex Stockholder's beneficial interest in such pro rata portion of the shares of Holding Common Stock and the
Stockholder Warrants is represented by the      certificate or certificates
evidencing such Centex Stockholder's Centex Common Stock, and is currently tradeable only in tandem with, and as a part of, each such Centex Stockholder's Centex Common Stock. These restrictions on transfer are imposed by the terms of a nominee agreement (the "Nominee Agreement") among Centex, Holding, CDC and the Nominee. Centex Common Stock certificates issued after the date of the Nominee Agreement bear a legend referring to the restrictions on transfer imposed thereby.

    PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.


                             RECORD DATE AND VOTING


    The record date for the determination of stockholders entitled to notice of and to vote at the meeting is the close of business on June 5, 1995. On the record date, the issued and outstanding capital stock of Centex entitled to vote at the meeting consisted of 28,149,011 shares of Centex Common Stock.


    The holders of Centex Common Stock will be entitled to one vote per share upon the election of directors, the detachment date proposal and each other matter that may be properly brought before the meeting or any adjournment thereof. Neither the Articles of Incorporation nor the By-laws of Centex provide for cumulative voting rights. The presence at the meeting, in person or by proxy, of a majority of the outstanding shares of Centex Common Stock is necessary to constitute a quorum; abstentions and, by definition, broker non-votes will be counted as present for purposes of establishing a quorum.

    Shares represented by valid proxies will be voted at the meeting in accordance with the directions given. If the proxy card is signed and returned without any direction given, the shares will be voted for election of the three nominees for director named in the proxy and for the detachment date proposal (although broker non-votes on the detachment date proposal will not be voted for such proposal). The Board of Directors does not intend to present, and has no information that others will present, any business at the annual meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders of Centex. However, if other matters requiring the vote of stockholders come before the meeting, it is the intention of the persons named in the accompanying form of Centex proxy to vote the proxies held by them in accordance with their best judgment in such matters. Any stockholder of Centex has the unconditional right to revoke his Centex proxy at any time prior to the voting thereof by submitting a later-dated proxy, by attending the meeting and voting in person or by written notice to Centex addressed to Raymond G. Smerge, Secretary, Centex Corporation, 3333 Lee Parkway, Dallas, Texas 75219; however, no such revocation shall be effective until received by Centex at or prior to the meeting.

    The cost of solicitation of proxies for the meeting will be borne by Centex. Solicitation may be made by mail, personal interview, telephone and/or telegraph by officers and other employees of Centex, who will receive no additional compensation therefor. To aid in the solicitation of proxies, Centex has retained the firm of Georgeson & Company Inc., which will receive a fee of approximately $10,000 plus out-of-pocket expenses. Centex will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners.


                             ELECTION OF DIRECTORS


    Centex's By-laws provide for the division of the Board of Directors into three classes with the directors in each class to hold office for a staggered term of three years each. Each class of directors is to consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. Presently, there are three directors in the class whose term expires at the 1995 annual meeting, four directors in the class whose term expires at the 1996 anual
meeting and three directors in the class whose term expires at the 1997
annual meeting.   At the 1995 annual meeting, three directors are to be elected to serve until the 1998 annual meeting or until their successors are elected and qualified, subject to removal by the vote of the holders of not less than two-thirds of the outstanding shares of Centex Common Stock. Unless contrary instructions are indicated on the proxy, it is intended that the shares represented by the accompanying Centex proxy will be voted for the election of the three nominees for director named below, or if any of such nominees should become unavailable, which is not anticipated, for such substitute nominee as the Board of Directors shall designate. A plurality of votes cast at the annual meeting, in person or by proxy, is required to elect each nominee. The Board recommends that stockholders vote FOR the election of such three nominees.
The information appearing in the following table respecting the nominees for director and the continuing directors has been furnished to Centex by the respective nominees and directors.


NOMINEES FOR DIRECTORS

    The three persons named below are the Board's nominees for election as directors at the meeting for the class whose term expires at the 1998 annual meeting. The three nominees named below are currently directors of Centex, who were elected as directors by Centex Stockholders at the 1992 annual meeting of stockholders.

 CLASS WHOSE TERM EXPIRES AT
   THE 1995 ANNUAL MEETING

                                                                                                  BOARD
                                              POSITIONS AND OFFICES       DIRECTOR             COMMITTEE
              NAME AND AGE                         WITH CENTEX              SINCE               MEMBERSHIP
              ------------                   -----------------------      --------              -----------
  William J Gillilan III, 49  . . . .       President and Chief              1989              Executive
                                              Operating Officer (1)

  David W. Quinn, 53  . . . . . . . .        Executive Vice President        1989                    --
                                              and Chief Financial
                                              Officer (2)

  Paul T. Stoffel, 61 . . . . . . . .               None (3)                 1968         Audit* & Stock Option


CONTINUING DIRECTORS


   All continuing directors listed below were elected by Centex Stockholders to terms expiring at the annual meetings to be held in 1996 and 1997, except for Mr. Juan L. Elek, who was elected by the Board of Directors in February 1994, in accordance with Centex's By-laws.


  CLASS WHOSE TERM EXPIRES AT
   THE 1996 ANNUAL MEETING


                                                                                             BOARD
                                          POSITIONS AND OFFICES       DIRECTOR             COMMITTEE
                NAME AND AGE                    WITH CENTEX             SINCE              MEMBERSHIP
                ------------             ------------------------     ---------            ----------
  Alan B. Coleman, 66 . . . . . . . .            None (4)               1979        Audit & Director
                                                                                         Nominating

  Juan L. Elek, 51  . . . . . . . . .            None (5)               1995                   --

  Clint W. Murchison, III, 48 . . . .            None (6)               1979        Audit & Compensation

  Paul R. Seegers, 65 . . . . . . . .            None (7)               1963        Executive* & Director
                                                                                      Nominating*

  CLASS WHOSE TERM EXPIRES AT
   THE 1997 ANNUAL MEETING

                                                                                              BOARD
                                            POSITIONS AND OFFICES      DIRECTOR             COMMITTEE
              NAME AND AGE                       WITH CENTEX             SINCE              MEMBERSHIP
              ------------                ------------------------     --------             -----------
  Dan W. Cook III, 60 . . . . . . . .             None (8)               1993       Compensation*

  Laurence E. Hirsch, 49  . . . . . .     Chairman of the Board          1985       Executive
                                             and Chief Executive
                                             Officer (9)

  Charles H. Pistor, 64 . . . . . . .             None (10)              1987       Compensation, Stock Option*
                                                                                      & Director Nominating

  ____________________

* Chairman of the Committee

    (1) Mr. Gillilan has held the office of Centex's Chief Operating Officer since January 1990 and has been President of Centex since July 1991. Mr. Gillilan has also been Chairman and Chief Executive Officer of Centex's general construction operations since July 1990 and Chairman of Centex's home building and mortgage banking operations since January 1990 and prior thereto held the offices of President, Chief Executive Officer and Chief Operating Officer of the home building operations and served in various other executive positions with Centex subsidiaries for more than five years.

    (2) Mr. Quinn has been Executive Vice President and Chief Financial Officer of Centex since February 1987 and served as a director and Chairman of the Board of Centex's former banking subsidiary, Texas Trust Savings Bank, FSB, from December 1988 until December 1994. Mr. Quinn is also a director of Centex Construction Products, Inc.

    (3) Mr. Stoffel is engaged in private investments as his principal business. Mr. Stoffel is also a director of Business Records Corporation.

    (4) Dr. Coleman has been Caruth Professor of Financial Management Emeritus at Southern Methodist University ("SMU") since November 1988. Prior thereto, Dr. Coleman served as Dean of the Business School of SMU from 1975 to 1981 and President of Southwestern Graduate School of Banking Foundation of SMU from 1981 to 1988.

    (5) Mr. Elek is Founder and Co-Chairman of the Mexican investment banking firm of Elek, Moreno Valle y Associados, where he has served since 1984. From 1978 through 1984, Mr. Elek held various positions with Banamex Financial Group, including Adjoining Managing Director and Head of International Banking.

    (6) Mr. Murchison is engaged in private real estate development and other investments as his principal business. Mr. Murchison is also a director of Kirby Corporation.

    (7) Mr. Seegers has been Chairman of the Executive Committee of Centex since July 1987. Mr. Seegers also held the office of the Chairman of the Board of Centex from July 1985 through July 1991, and the office of Chief Executive Officer from July 1985 through July 1988, Co-Chief Executive Officer from July 1978 through July 1985, and various other Centex executive offices since 1961. Mr. Seegers is also a director of Methodist Hospitals of Dallas and Oryx Energy Company.

    (8) Mr. Cook is engaged in private investments as his principal business. Mr. Cook was a general partner in the investment banking firm of Goldman, Sachs & Co. from 1977 until 1992.


    (9) Mr. Hirsch has served as Chief Executive Officer of Centex since July 1988 and as Chairman of the Board since July 1991, and he served as President from March 1985 to July 1991. Mr. Hirsch is also Chairman of the Board of Directors of Centex Construction Products, Inc. and is a director of Commercial Metals Corporation and Envoy Corporation.

   (10) Mr. Pistor has been Vice Chair and Trustee of Southern Methodist University since October 1991. Mr. Pistor served as Chairman of the Board and Chief Executive Officer of Northpark National Bank of Dallas from April 1988 to June 1990. Prior thereto, Mr. Pistor served as Vice Chairman of First RepublicBank Corporation from June 1987 and the Chairman of the Board and Chief Executive Officer of First RepublicBank Dallas, N.A. from April 1980 until his retirement in April 1988. Mr. Pistor also serves as a director of AMR Corporation, American Brands, Inc. and Oryx Energy Company.

BOARD MEETINGS, FEES, COMMITTEES AND ATTENDANCE RECORDS

    During Centex's fiscal year ended March 31, 1995, the Board of Directors held four regularly scheduled meetings. During such fiscal year, each director attended 75% or more of the meetings of the Board and the Board committees on which he served.


    Board members who are not employees of Centex or any of its subsidiaries received a retainer of $28,500 for fiscal year 1995 (except for Mr. Elek, whose fee was prorated for the part of the fiscal year in which he served as a member of the Board), and such directors who are not members of the Stock Option Committee are eligible to receive stock options. The directors are also reimbursed for reasonable expenses of attending meetings.


    The Board of Directors has an Audit Committee, composed of directors who are not employees of Centex or any of its subsidiaries, which reviews the functions of Centex's management and independent auditors pertaining to Centex's financial statements and performs such other duties and functions as are deemed appropriate by the Audit Committee or the Board. During the last fiscal year, the Audit Committee met three times. Each member attended all meetings. Audit Committee members are paid a fee of $1,000 per year.

    The Board has a Compensation Committee, composed of directors who are not employees of Centex or any of its subsidiaries, which recommends to the Board the base salaries and incentive bonuses of the officers of Centex. During the last fiscal year, the Compensation Committee held one meeting which was attended by all members. Compensation Committee members are paid a fee of $1,000 per year.


    The Board has a Director Nominating Committee which is responsible for nominating individuals for consideration as directors of Centex. The Director Nominating Committee will consider nominees recommended by Centex Stockholders in a letter addressed to the Secretary at the executive offices of Centex in Dallas, Texas and setting forth the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated, a representation that the stockholder is a holder of record of stock of Centex entitled to vote at the annual meeting of stockholders and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the letter, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors, and the consent of each nominee to serve as a director of Centex if so elected. Any such letter must be received by Centex not later than April 26, 1996 for consideration at the 1996 annual meeting. During the last fiscal year, the Director Nominating Committee held one meeting which was attended by all members. Each member of the Director Nominating Committee who is not an employee of Centex or any of its subsidiaries receives a fee of $1,000 per year for serving on the committee.


    The Board has a Stock Option Committee, composed of directors who are not employees of Centex or any of its subsidiaries, which administers the Centex Corporation Stock Option Plan and the Centex Corporation 1987 Stock Option Plan. The Stock Option Committee is authorized to grant options to acquire Centex Common Stock and, in the case of the 1987 Stock Option Plan, to grant awards of restricted stock. During the last fiscal year, the Stock Option Committee held one meeting which was attended by all members. Stock Option Committee members are paid a fee of $1,000 per year.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS


MANAGEMENT


    The following table sets forth information as of June 5, 1995 with respect to the beneficial ownership of shares of Centex Common Stock by each director, nominee for election to the Board of Directors and executive officer named in the Summary Compensation Table under "Executive Compensation", individually itemized, and by all directors and executive officers of Centex as a group. Except as otherwise indicated, all shares are owned directly and the owner has the sole voting and investment power with respect thereto.



                                                                                CENTEX COMMON STOCK (1)
                                                                            ----------------------------
                                                                              NUMBER OF           PERCENT
                NAME                                                            SHARES           OF CLASS
                ----                                                        -------------        --------
  Alan B. Coleman . . . . . . . . . . . . . . . . . . . . . . . . . . .           40,000              *

  Dan W. Cook III . . . . . . . . . . . . . . . . . . . . . . . . . . .            6,054              *

  Juan L. Elek  . . . . . . . . . . . . . . . . . . . . . . . . . . . .               --              *

  Timothy R. Eller  . . . . . . . . . . . . . . . . . . . . . . . . . .          127,163              *

  William J Gillilan III  . . . . . . . . . . . . . . . . . . . . . . .          226,700              *

  Laurence E. Hirsch  . . . . . . . . . . . . . . . . . . . . . . . . .          421,189           1.48%

  Clint W. Murchison, III . . . . . . . . . . . . . . . . . . . . . . .           87,767              *

  Charles H. Pistor . . . . . . . . . . . . . . . . . . . . . . . . . .           25,700              *

  David W. Quinn  . . . . . . . . . . . . . . . . . . . . . . . . . . .           41,820              *

  Paul R. Seegers . . . . . . . . . . . . . . . . . . . . . . . . . . .          376,695           1.33%

  Raymond G. Smerge . . . . . . . . . . . . . . . . . . . . . . . . . .           13,766              *

  Paul T. Stoffel . . . . . . . . . . . . . . . . . . . . . . . . . . .           73,402              *

  All directors and executive officers
    of Centex as a group (13 persons) . . . . . . . . . . . . . . . . .        1,457,336           5.02%


____________________

*  less than 1%


         (1) Shares covered by stock options that are outstanding under the Centex Corporation Stock Option Plan and the Centex Corporation 1987 Stock Option Plan and exercisable on June 5, 1995 or within 60 days thereafter are included as "beneficially owned" pursuant to the rules and regulations of the Securities and Exchange Commission. Amounts include the following shares that may be acquired upon exercise of such stock options: Mr. Coleman -- 30,000 shares; Mr. Cook -- 5,054 shares; Mr. Eller -- 124,864 shares; Mr. Gillilan -- 226,648 shares; Mr. Hirsch -- 41,280 shares; Mr. Murchison -- 30,000 shares; Mr. Pistor -- 20,000 shares; Mr. Quinn -- 40,640 shares; Mr. Seegers -- 100,000 shares;
         Mr. Smerge -- 9,128 shares; Mr. Stoffel -- 20,000 shares; and all directors and executive officers of Centex as a group (13 persons) -- 664,054 shares. Total shown for Mr. Hirsch includes 200,000 shares covered by a conversion right pursuant to the terms of a Centex subordinated debenture (see page 21, "Certain Transactions"). In addition, this table includes 2,299, 1,659, 980 and 2,538 shares of Centex Common Stock which may be beneficially owned as of March 31, 1995 by Messrs. Eller, Hirsch, Quinn and Smerge, respectively, and 8,116 shares of Centex Common Stock which may be beneficially owned as of March 31, 1995 by all directors and executive officers of Centex as a group (13 persons), pursuant to the Centex Common Stock Fund under the Profit Sharing and Retirement Plan of Centex Corporation, a defined contribution plan (the "Profit Sharing Plan").

CERTAIN BENEFICIAL OWNERS


    The following table sets forth information as of June 5, 1995 with respect to the holders of shares of Centex Common Stock who are known to Centex to be beneficial owners of more than five percent of such shares outstanding.



                                                                          Centex
                                                                        Common Stock
                                                   ---------------------------------------------------
 Name and Address of                                   Number                                Percent
 Beneficial Holder                                    of Shares                              of Class
 -----------------                                 ---------------                         -----------
 FMR Corp. (1)                                        4,577,672                               16.26%
 82 Devonshire Street
 Boston, Massachusetts 02109

 The Prudential Insurance Company                     1,682,940                               5.98%
   of America (2)
 Prudential Plaza
 Newark, New Jersey 07102-3777

____________________



(1) Centex has received information from FMR Corp. ("FMR") stating that, as of June 5, 1995, FMR may be deemed to beneficially own 4,577,672 shares of Centex Common Stock, acquired solely for investment purposes, as a parent holding company with respect to holdings of wholly owned investment adviser subsidiaries of FMR and other entities affiliated with FMR. FMR stated that it held 139,584 shares of Centex Common Stock with sole voting power, 4,577,672 shares of Centex Common Stock with sole dispositive power and no shares of Centex Common Stock with shared voting or dispositive power.



(2) Centex has received information from The Prudential Insurance Company of America ("Prudential") stating that as of June 5, 1995, Prudential may be deemed to beneficially own 1,682,940 shares of Centex Common Stock, acquired solely for investment purposes. Prudential stated it held 287,000 shares of Centex Common Stock with sole voting and dispositive power and 1,395,940 shares of Centex Common Stock with shared voting and dispositive power.

                             EXECUTIVE COMPENSATION

    The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of Centex and the four other most highly compensated executive officers of Centex:

                           SUMMARY COMPENSATION TABLE




                                                                                         LONG TERM
                                                                                        COMPENSATION
                                                                                        -----------
                                                                                           AWARDS
                                                         ANNUAL COMPENSATION            -----------
       NAME AND PRINCIPAL         FISCAL       -----------------------------------        OPTIONS/         ALL OTHER
            POSITION              YEAR            SALARY ($)         BONUS ($) (1)        SARS (#)      COMPENSATION($)(2)
 -----------------------------   ------        ---------------       -------------      -----------     ------------------
 LAURENCE E. HIRSCH,              1995             $515,000               $275,000         --           $  50,712
   Chairman of the Board          1994              490,000                416,500         --              25,105
   and Chief Executive            1993              464,167                330,000         --              24,261
   Officer

 WILLIAM J GILLILAN III,          1995             $375,000               $200,000         --           $  36,806
   President and Chief            1994              360,000                305,000         --              25,221
   Operating Officer              1993              340,625                245,000         --             137,000

 TIMOTHY R. ELLER,                1995             $325,000               $250,000         --           $  31,815
   President, Chief Executive     1994              310,000                225,000         --              25,221
   Officer and Chief              1993              295,000                200,000         --              81,031
   Operating Officer of
   Centex Real Estate
   Corporation

 DAVID W. QUINN,                  1995             $325,000               $235,000         --           $  31,693
   Executive Vice President       1994              310,000                262,500         --              25,083
   and Chief Financial            1993              290,625                200,000         --              24,240
   Officer

 RAYMOND G. SMERGE,               1995             $215,500               $130,000         --           $  20,912
   Vice President, Chief          1994              205,000                165,000         --              22,008
   Legal Officer and              1993              192,083                120,000         --             115,437
   Secretary

____________________

(1) Cash bonuses for services rendered in fiscal years 1995, 1994 and 1993 have been listed in the year earned, but were actually paid in the following fiscal year.


(2) Except as set forth below, the compensation reported represents Centex contributions to, and forfeitures allocated to, the account of the recipient under the Profit Sharing Plan. All of such amounts are fully vested in the recipient. The compensation reported for fiscal 1995 also includes contributions accrued pursuant to the Supplemental Executive Retirement Plan of Centex (the "SERP"), an unfunded, non-qualified plan for certain executives of Centex (see "Report of Compensation Committee and Stock Option Committee on Executive Compensation"), in the following amounts (which are fully vested in the following recipients): Mr. Hirsch -- $36,500; Mr. Gillilan --
         $22,500; Mr. Eller -- $17,500; Mr. Quinn -- $17,500; and Mr. Smerge
         -- $6,550. The compensation reported for fiscal 1993 also includes lump sum payments made upon termination of the Management Security
         Plan of Centex Corporation in the following amounts: Mr. Gillilan -- $112,633; Mr. Eller -- $56,636; and Mr. Smerge -- $94,895.

           AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                           FY-END OPTION/SAR VALUES

                                                                        NUMBER OF
                                SHARES                                 UNEXERCISED                     VALUE OF
                              ACQUIRED ON         VALUE               OPTIONS/SARS                  OPTIONS/SARS AT
                             EXERCISE(#)(1)   REALIZED($)(2)        AT FY-END (#) (1)                FY-END ($) (4)
                             --------------   --------------   ---------------------------   --------------------------------
 NAME                                                          EXERCISABLE   UNEXERCISABLE   EXERCISABLE(5)  UNEXERCISABLE(6)
 ----                                                          -----------   -------------   --------------  ----------------
 Laurence E. Hirsch                  --              --              --  (3)     120,000      $    --           $1,410,000
 William J Gillilan III              --              --           196,400        154,600       3,309,700         2,499,050
 Timothy R. Eller                 18,900         194,350          124,864         39,336       2,057,702           698,898
 David W. Quinn                      --              --            20,000         60,000         283,750           705,000
 Raymond G. Smerge                 3,000          42,563            5,000         12,000          70,938           141,000

______________


(1) Amounts set forth in the table reflect the number and value of shares and options only, as Centex has issued no stock appreciation rights ("SARs").


(2) Includes a cash bonus paid to the following executive upon the exercise of certain stock options granted prior to April 1, 1994: Mr. Smerge -- $10,313.

(3) Does not include 200,000 shares of Centex Common Stock issuable to Mr. Hirsch upon conversion of a Centex debenture in the principal amount of $2,100,000 (see "Certain Transactions").


(4) Represents the difference between the closing price of Centex Common Stock on March 31, 1995 of $24.25 per share, and the exercise price of such options and includes maximum cash bonuses payable in connection with the exercise of such options at the time of exercise described in footnotes 5 and 6 below.


(5) Amounts include the following maximum cash bonuses payable in connection with the exercise of stock options at the time of exercise:
         Mr. Gillilan -- $810,900; Mr. Eller -- $685,894, Mr. Quinn -- $68,750;
         Mr. Smerge -- $17,188.

(6) Amounts include the following maximum cash bonuses payable in connection with the exercise of stock options at the time of exercise:
         Mr. Hirsch -- $555,000; Mr. Gillilan -- $926,600; Mr. Eller --
         $255,306; Mr. Quinn -- $277,500; and Mr. Smerge -- $55,500.

    There were no grants of stock options made during the fiscal year ended March 31, 1995 to any of the five named executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

    During the last fiscal year, except as noted below, the Compensation Committee was composed of Mr. Cook (as Chairman), Mr. Murchison and Mr. Pistor, and the Stock Option Committee was composed of Mr. Pistor (as Chairman), Mr. Murchison and Mr. Stoffel. Frank M. Crossen was a director of Centex and served as Chairman of the Compensation Committee during the previous fiscal year until he retired from Centex's Board of Directors in July 1994. Mr. Crossen served from 1972 to 1985 as the Chairman of the Board of Centex and prior to 1985 held various other Centex executive offices since 1956.

REPORT OF COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board provides advice and recommendations to the Board concerning the salaries and bonuses of the officers of Centex.
The Board approves those salaries and bonuses. The Stock Option Committee of the Board administers the stock option plans and is specifically authorized under such plans to grant options to officers and other key employees of Centex and its subsidiaries. Each of these Committees is comprised of three independent, non-employee directors. This report describes the policies and principles which shape the structure of Centex's executive compensation program.

    Centex's executive compensation program is structured to achieve the following objectives:

    - to attract, retain and motivate highly qualified, energetic and talented executives;

    - to create an incentive to increase stockholder returns by establishing a direct and substantial link between individual compensation and certain financial measures which have a direct effect on stockholder values; and

    - to create substantial long-term compensation opportunities for individual executive officers based not only on long-term corporate performance but also on sustained long-term individual performance.



    To achieve its compensation objectives, Centex has structured an executive compensation program using a combination of short-term and long-term elements:
(i) annual salary, (ii) annual bonus, and (iii) long-term incentive compensation in the form of stock options and related contingent performance bonuses. In addition, the executive officers of Centex are eligible to receive other benefits such as medical benefits and profit sharing plan contributions which are generally available to employees of Centex and contributions under Centex's SERP which are accrued for the named executive officers and certain other Centex executives.


    In structuring the specific components of executive compensation, Centex is guided by the following principles:

    - annual compensation should be set within reasonable ranges of the annual compensation for similar positions with similarly-sized and types of companies which engage in one or more of the businesses in which Centex engages;

    -    bonus payments should vary with Centex's financial performance; and

    - a significant portion of compensation should be in the form of long-term incentive compensation which aligns the interests of executives with those of the stockholders and which creates rewards for long-term sustained company performance and the achievement of Centex's strategic objectives.

    Base Salary

    The Compensation Committee is responsible for recommending the base salary levels for the five named executive officers. In developing salary compensation amounts for fiscal 1995, the Compensation Committee reviewed the salaries for similar positions in similarly-sized companies which engage in one or more of the principal businesses of Centex: homebuilding, mortgage banking, contracting and construction services and construction products. Included within the survey were those companies (other than Centex) which comprise the S&P Homebuilding Index in the Cumulative Total Stockholder Return graph on page
13. The Compensation Committee confirmed that the base salaries of the named executives were consistent with its objective of setting base salaries within reasonable ranges for similar positions in competitive companies. In setting base salary levels the Compensation Committee also considers the executive's experience level and potential for significant contributions to Centex's profitability. After completing its review and decision-making process, the Compensation Committee submitted its decision as to base salary levels to the entire Board of Directors, which confirmed the Compensation Committee's decision.

    Incentive Bonus

    The Compensation Committee is also responsible for developing recommendations for the incentive bonuses awarded to the named executives at the end of each fiscal year. The annual incentive bonus program for the executive officers has been structured to create financial incentives and rewards which are directly related to corporate performance during the fiscal year. In particular, the Compensation Committee weighs heavily certain financial measurements that are directly related to stockholder returns such as net earnings, earnings growth, return on equity and other factors. Generally, incentive bonuses awarded to the named executives for fiscal 1995 were less than the bonuses awarded in the last fiscal year, reflecting Centex's operational performance decline during fiscal 1995. During fiscal 1994 Centex achieved record levels of revenues, operating earnings and net earnings and ended the year with the highest backlog in company history in the homebuilding, mortgage banking and contracting and construction services divisions. However, fiscal 1995 operating results from the

Company's mortgage banking group declined significantly, which more than offset homebuilding's record level of operating earnings for fiscal 1995 and resulted in lower operating earnings for Centex compared to the prior year. Accordingly, the annual incentive bonuses for the named executive officers, other than Mr. Eller, declined from the prior year.

    Long-term Compensation

    Although the Stock Option Committee did not grant any stock options to any of the named executive officers during fiscal 1995, stock options remain the most important component of the executive officer's long-term compensation. Consistent with Centex's effort to increase the proportion of management compensation which is tied to Centex's performance, the Stock Option Committee of the Board of Directors has structured certain of its stock option programs to link the vesting of stock option grants to the achievement by Centex (or a certain business group within Centex) of certain specific performance targets during the ten years following the stock option grant. Generally, under the terms of the stock options issued in recent years, the number of shares that "vest" or which become exercisable by the optionee depends upon the achievement of specific operational or financial goals by the business group or groups with which the optionee is associated. These operational and financial goals are customized for each of the business groups within Centex (for example, "return on net assets" for the home building division, "average contribution per loan" for the mortgage banking division, "return on revenues" for the contracting and construction services division and "return on equity" for the corporate division) and are structured to reward the optionee for superior long-term operating performance of the business group with which the optionee is associated. Failure to meet the specified goals results in those shares not "vesting or becoming exercisable" until the end of the full ten-year term. The Stock Option Committee believes that these programs properly align the interests of Centex's officers and managers with the interests of the stockholders by linking a majority of their long-term compensation with goals that have a direct and positive effect on stockholder value. Over the past three fiscal years, substantially all of the stock options granted by Centex to its officers and key employees were granted under these performance programs. Although there were no options granted to the Chief Executive Officer or the four other most highly compensated executive officers during the last three fiscal years, all of the options granted to these executive officers during fiscal 1992 were granted under this performance option program.

    At the time of the most recent grants of the performance stock options and in furtherance of its objective of increasing the percentage of key employee compensation which is tied to Centex's performance, Centex granted contingent performance bonuses to certain of its key employees (although the most recent grant of contingent performance bonuses to the named executive officers occurred in fiscal 1992). Generally, these bonuses vest at the same time and in the same proportion as the performance stock options' specific performance targets are achieved. The vested amounts of most performance bonuses are payable whenever and to the extent that a recipient exercises options which have vested by the achievement of performance goals. Generally, any portion of the contingent bonus not vested at the end of the ten-year term as a result of the business group not achieving the specific performance targets will be cancelled.


    In fiscal year 1995, the Centex Board approved the SERP for certain employees participating in the Profit Sharing Plan. Pursuant to the Internal Revenue Code, the Internal Revenue Service sets a limit (currently $150,000) on the amount of annual compensation which may be considered in determining, for the account of an eligible participant, Centex's contribution to the Profit Sharing Plan. The SERP establishes balances for each participant in an amount equal to the additional contribution which he or she would have received under the Profit Sharing Plan had 100% of his or her annual salary been eligible for a profit sharing contribution. Contributions accrued under the SERP for the benefit of the named executive officers vest under the same terms and conditions as the Profit Sharing Plan. Bonuses paid to participants are not included in making calculations for contributions made or accrued to recipients' accounts under either the Profit Sharing Plan or the SERP.


    CEO Compensation

    The Chief Executive Officer of Centex participates in the same compensation programs as the other executive officers with each component of his compensation determined by the Compensation Committee according to the same criteria. The base salary and incentive bonus of the Chief Executive Officer in effect for fiscal 1995 were consistent with the Compensation Committee's salary range guidelines and objectives for all officers. The incentive bonus granted to the Chief

Executive Officer for fiscal 1995 was less than the prior fiscal year, reflecting Centex's operational performance decline during the fiscal year.

    In accordance with recently enacted federal income tax legislation, beginning in 1994, the Internal Revenue Service limited the deductibility for federal income tax purposes of certain executive compensation payments in excess of $1 million. Because it is not expected that any individual Centex executive officer's compensation will exceed the $1 million limit this year or in the foreseeable future, the Compensation Committee has taken no special action to revise its compensation programs or otherwise address this issue. The Compensation Committee will continue to review this matter and will take appropriate action in the future as it determines to be advisable.


COMPENSATION COMMITTEE                             STOCK OPTION COMMITTEE
- ----------------------                             ----------------------
Dan W. Cook III, Chairman                          Charles H. Pistor, Chairman
Clint W. Murchison, III                            Clint W. Murchison, III
Charles H. Pistor                                  Paul T. Stoffel

PERFORMANCE GRAPH

    The following graph compares the yearly change in the cumulative total stockholder return on Centex Common Stock during the five fiscal years ended March 31, 1995 with the S&P 500 Index and the S&P Homebuilding Index. The comparison assumes $100 was invested on March 31, 1990 in Centex Common Stock and in each of the foregoing indices, and assumes reinvestment of dividends.

           COMPARATIVE FIVE YEAR CUMULATIVE TOTAL STOCKHOLDER RETURN

                                                                 MARCH 31,
                                  1990         1991          1992          1993          1994          1995
                                  ----         ----          ----          ----          ----          ----
 Centex Corporation               $100         $ 89          $127          $168          $165          $130
 S&P 500 Index                    $100         $114          $127          $146          $149          $172
 S&P HB Index                     $100         $108          $163          $180          $189          $142

SECTION 16(A) COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Centex directors and officers, and persons who beneficially own more than 10% of a registered class of Centex's equity securities, to file initial reports of ownership, reports of changes in ownership and annual reports of ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish Centex with copies of all Section 16(a) forms they file with the SEC.

    Based solely on its review of the copies of such forms received by it with respect to fiscal 1995, or written representations from certain reporting persons, Centex believes that all filing requirements required by Section 16(a) for fiscal 1995 applicable to its directors, officers and persons who beneficially own more than 10% of a registered class of Centex's equity securities have been complied with.


          PROPOSAL TO APPROVE EXTENSION OF THE DETACHMENT DATE OF THE
           WARRANTS TO PURCHASE CLASS B UNITS OF LIMITED PARTNERSHIP
                  INTEREST IN CENTEX DEVELOPMENT COMPANY, L.P.


INTRODUCTION

    CDC was formed in March 1987 to manage, develop and sell (i) certain real estate, principally nonresidential, undeveloped land (the "Original Properties"), contributed to CDC by certain wholly owned subsidiaries of Centex (the "Original Limited Partners"), and (ii) other properties acquired by CDC in the ordinary course of business (the "Additional Properties"). Pursuant to the Distribution, the Original Limited Partners received an aggregate of 1,000 Class A Units of limited partnership interest in CDC (the "Class A Units") in exchange for the Original Properties, which at the time of their contribution to CDC had a market value of approximately $76 million. All of the 1,000 Class A Units were subsequently acquired, and are currently owned, by Centex Real Estate Corporation ("CREC"), a wholly owned subsidiary of Centex. The current ownership structure of CDC is represented by the following diagram. For additional information concerning the securities issued by CDC, see "Description of CDC Securities" below.

[DIAGRAM]

    Centex formed CDC in order to broaden its line of business to include general real estate development. Centex believed that this expansion would improve stockholder value through the generation of value in longer-term real estate investments, the development of real estate and the benefits of the partnership form of business. Because the real estate development business generally requires a longer time horizon to maximize value than Centex's core homebuilding operations, and typically involves substantial acquisition and development indebtedness, Centex concluded that this new line of business could best be conducted through CDC, an independent, publicly traded entity which is not consolidated with Centex for financial reporting purposes.


    CDC has developed and sold several of the Original Properties. In addition, CDC has acquired, developed and sold Additional Properties, including two projects in the Orlando, Florida area which were developed into nearly 1,150 residential lots, a portion of a 1,077 acre development in San Clemente, California which is zoned for residential and commercial development, and the Timberhill Shopping Center in Sonora, California. Shortly after March 1987, when CDC was formed, the market for real estate development of the type contemplated for CDC at its formation began to deteriorate, and for several years has not been particularly attractive. In fact, soon after CDC was formed, this market suffered a recession and was heavily saturated for an extended period of time with depressed properties being disposed of by the Resolution Trust Corporation, banks and other financial institutions. Accordingly, new development opportunities have been limited and certain of CDC's properties have not reached the potential necessary to achieve the originally targeted objectives required to make the Detachment of the Stockholder Warrants beneficial or advisable in the opinion of Centex management. Notwithstanding the foregoing, Centex management continues to believe that the original purposes for the formation of CDC and the Distribution remain valid.


    Given recent improvement in certain real estate markets and the economy in general, and in an effort to maximize CDC's potential, CDC management is evaluating the potential for development of rental apartments, retail facilities and other types of real estate for investment or sale in certain strategic markets, either directly or through partnerships or joint ventures with others. In addition, Centex, through its wholly owned subsidiary, Centex Service Company, recently committed additional experienced personnel resources to CDC. Management of Centex and CDC and Holding believe that the existing relationships between them, including development and general management assistance, are necessary in order to maximize the potential for these additional development activities. In order to further enhance the potential of CDC, the holder of the Class A Units has, subject to the approval of the Detachment Date Proposal by the Centex Stockholders, agreed to waive all unpaid Preferred Return (as defined below) through July 1995, which totalled approximately $36 million as of March 31, 1995 (see "Reasons for the Detachment Date Proposal -- Class A Units Entitlement to Preferred Return and Unrecovered Capital"). The Preferred Return to be waived has not been recorded by the holder of the Class A Units so this waiver will not impact Centex's consolidated financial statements.

DESCRIPTION OF CDC BUSINESS

    In general, the Amended and Restated Agreement of Limited Partnership of CDC (the "Partnership Agreement") authorizes CDC to engage in all aspects of the real estate business, provided that all activities related to the Original Properties must be conducted pursuant to the Plan for Original Properties, which is an exhibit to the Partnership Agreement (the "Plan"). The Plan prescribes in general terms the manner by which CDC will conduct its activities in respect of the Original Properties, including guidelines as to sales, maintenance and zoning of the Original Properties, and places restrictions on these and other types of activities, including, in certain instances, the sale of any Original Property without the consent of CREC. See "Reasons for the Detachment Proposal -- Contractual Prohibitions" below.

    CDC continues to analyze potential uses for certain of the remaining Original Properties in order to determine the highest and best use that can be made of the tracts and, if appropriate, seeking zoning changes to accommodate such uses. If zoning changes are obtained, CDC will decide whether to further develop these properties or to seek the sale of all or a portion thereof. If not developed sooner, the Plan provides that CDC will generally endeavor to sell the Original Properties over time for the best price available, taking into account the condition of the marketplace and CDC's cash flow requirements.

    Pursuant to an agreement with CDC (the "Management Agreement"), Holding is obligated to provide property management and development assistance and expertise to CDC, including seeking zoning changes and special use permits, negotiating utility agreements, and securing necessary rights of way and access on behalf of CDC, and, consistent with the Plan, to develop and/or contract for sale and sell on behalf of CDC some or all of such properties in exchange for compensation for its efforts. Since Holding currently does not have any employees, it contracts with Centex subsidiaries to provide such services to CDC. Management of CDC believes that CDC receives these services at a cost below that which unaffiliated third parties would charge for similar services.

    Centex and its affiliates continue to conduct many facets of real estate development and, for this reason, may be in competition with CDC in certain activities and projects. Because the relationship between Centex and its affiliates, on the one hand, and Holding, Development and CDC, on the other hand, involve decisions by Centex and its affiliates, directly or indirectly, on behalf of Holding, Development and CDC, the transactions and activities of Holding, Development and/or CDC may lack the benefit of arm's length bargaining and may involve conflicts of interest. Holding, Development and CDC believe, however, that adequate safeguards, including Boards of Directors of Holding and Development consisting of a majority of independent directors, sufficiently prevent any such conflicts from adversely affecting the business of Holding, Development or CDC. To the extent that any conflict of interest or the lack of arm's length bargaining may benefit Centex or its affiliates, on the one hand, or CDC or Holding, on the other hand, the combined value of the three tandem traded securities (Centex Common Stock, Holding Common Stock and Stockholder Warrants) beneficially owned by a Centex Stockholder should not be affected one way or another (except to the extent that the differential effect of a transaction were to have additional consequences after Detachment). After a Detachment (whether in whole or in part), however, the possibility exists that one entity as opposed to another may realize a benefit or detriment from the particular decision or transaction, which in turn may have an effect on Centex Stockholders and the then holders of the Holding Common Stock and the Stockholder Warrants (or, if the Stockholder Warrants have been exercised, the Class B Units).

    CDC is not a real estate investment trust, and therefore CDC's activities are not subject to the restrictions imposed on real estate investment trusts qualified under the Internal Revenue Code of 1986, as amended.


    For information concerning recent results of operations and the financial condition of Centex, see the consolidated financial statements of Centex set forth on pages 19 through 38, together with the report of Arthur Andersen LLP thereon dated May 12, 1995 appearing on page 39, of the 1995 Annual Report to Stockholders of Centex (the "Centex 1995 Annual Report"), "Management's Discussion and Analysis of Results of Operations and Financial Condition" set forth on pages 40 through 44 of the Centex 1995 Annual Report and "Summary of Selected Financial Data" set forth on pages 46 through 47 of the Centex 1995 Annual Report, which information is hereby incorporated herein by reference.



    For information concerning recent results of operations and the financial condition of Holding, Development and CDC, see the consolidated financial statements of such entities set forth on pages 51 through 58, together with the report of Arthur Andersen LLP thereon dated May 12, 1995 appearing on page 49, of the 1995 Annual Report to Stockholders of Holding and CDC (the "Holding/CDC 1995 Annual Report"), "Management's Discussion and Analysis of Results of Operations and Financial Condition" set forth on page 60 of the Holding/CDC 1995 Annual Report and "Financial Highlights" set forth on page 50 of the Holding/CDC 1995 Annual Report, which information is hereby incorporated herein by reference.


    For additional information concerning material properties owned by CDC at March 31, 1995, see "Description of CDC Properties" below.


DESCRIPTION OF CDC PROPERTIES

    The remaining Original Properties and the Additional Properties consist of properties located in Illinois, Texas, New Jersey, Florida and California. Such properties predominantly consist of undeveloped sites zoned for light industrial, agricultural, general retail, office industrial, business park, research and development and single- and multi- family residential property purposes.

    At March 31, 1995, there were four remaining Original Properties and one Additional Property owned by CDC of material value. Set forth below is a brief description, including the present zoning therefor, of such properties.

    COLONY SOUTH PLANNING UNIT. Colony South Planning Unit is an Original Property and is located in suburban Dallas, Texas in the cities of The Colony (approximately 520 acres) and Lewisville (approximately 152 acres). The Colony acreage is zoned office, general retail, business park and residential. The Lewisville acreage is zoned light industrial.



    EAST WINDSOR. East Windsor is an Original Property comprising approximately 600 acres with four separate residential tracts, 13 farm parcels and 100 acres of office industrial zoned property in East Windsor, New Jersey, a township located in the vicinity of Princeton. The residential tracts have final plan approval for a total of 75 half-acre lots and 174 quarter-acre lots and preliminary plan approval for 426 multi-family units. Forty eight of the quarter-acre lots have been sold to CREC, which has a contract with CDC to purchase the remaining 126. The farm parcels vary in size from 11 to 35 acres and total 313 acres.



    BRYAN PLACE. Bryan Place is an Original Property and is located in Dallas, Texas just east of downtown and Central Expressway. It is comprised of 28 non-contiguous parcels zoned office, commercial, retail and residential ranging from approximately 2,000 square feet to 80,000 square feet. The total area of the property is approximately 622,000 square feet.



    CARROLLTON PROPERTY. The Carrollton Property is an Original Property located in the City of Carrollton, a suburb of Dallas, Texas. This property consists of one office and five fabrication-warehouse buildings on approximately 17 acres, zoned industrial, with a rail spur.



    FORSTER RANCH. Forster Ranch, located in San Clemente, California, is an Additional Property that included 1077 acres when it was purchased in March 1989. CDC's Development Agreement with the City of San Clemente allows a series of residential villages containing a total of approximately 2,200 lots and 78 acres of mixed use property. As of March 31, 1995, 580 of these lots had been sold to CREC and 21 acres of mixed use property had been sold to other entities. CDC has entered an agreement with the holder of the Forster Ranch non-recourse purchase money notes that may result in the transfer of the real estate to it in satisfaction of the debt, a portion of which is past due. The lender in turn may sell the real estate to CREC pursuant to an agreement between them.



    RECENT WRITE-DOWN OF PROPERTIES. In March 1995, CDC recorded a pre-tax adjustment to reduce the book value of certain properties in the amount of approximately $15,500,000 to reflect CDC's view that development activity has not reached anticipated levels during the current economic cycle in order to continue to support the historical carrying value of such properties. This adjustment results in carrying values that will facilitate a nearer-term disposition or development of these properties. A substantial portion of the adjustment related to the book values of the Colony South Planning Unit and Bryan Place properties. Because reserves had been previously estabished by Centex for this contingency, the adjustment had no impact on Centex's consolidated balance sheet or results of operations.


DESCRIPTION OF CDC SECURITIES

    The limited partnership units of CDC are divided into two classes -- Class A Units and Class B Units. All the Class A Units are held by CREC. No Class B Units have been issued.

    The Stockholder Warrants entitle the holders thereof to purchase Class B Units. The Stockholder Warrants are not exercisable prior to their Detachment (as hereafter defined). Upon a Detachment, however, the Stockholder Warrants which are detached may be exercised by the holders thereof at any time during the 90-day period commencing on the date of Detachment (the "Warrant Detachment Date") (or commencing on such later date, not later than 90 days after such Warrant Detachment Date, as Development shall designate) and, if exercised, shall be deemed to have been exercised on the last day of such 90-day period. Each Stockholder Warrant will be exercisable for one Class B Unit at the then applicable exercise price. In order to facilitate the Detachment of the Stockholder Warrants, Development may subdivide the Stockholder Warrants into such greater number as it shall deem appropriate, and the exercise price, presently $500 per Class B Unit, will be proportionately reduced. It is presently anticipated that Development would subdivide the Stockholder Warrants into such greater number of whole Stockholder Warrants as shall be equal to the number of shares of Centex Common Stock outstanding at the time of Detachment.

    Pursuant to the terms of the Nominee Agreement, Centex may terminate the Nominee Agreement in its sole discretion as to all or any portion of the Stockholder Warrants and the Holding Common Stock (collectively, the "Deposited Securities") and, unless sooner terminated, the Nominee Agreement will terminate as to the Stockholder Warrants on November 30, 1997 (the "Scheduled Detachment Date"), unless such date is extended by the vote of the Centex Stockholders (the "Extended Detachment Date"). Centex is not obligated to terminate the Nominee Agreement as to the Holding Common Stock. The termination of the Nominee Agreement as to any of the Deposited Securities will cause a detachment ("Detachment") of such securities from the Centex Common Stock. Upon a termination of the Nominee Agreement, certificates evidencing each Centex Stockholder's pro rata portion of the Deposited Securities in respect of which the Nominee Agreement was terminated will be delivered to the Centex Stockholders of record as of the record date set for the Detachment. From and after such record date, certificates evidencing Centex Common Stock will no longer represent the beneficial interest in the detached Deposited Securities.

    As part of the Distribution, Centex acquired from CDC 100 warrants (the "Centex Class B Unit Warrants") to purchase a like number of Class B Units, subject to adjustment. The Centex Class B Unit Warrants are generally in the same form as, and contain the same terms as, the Stockholder Warrants, except for the manner in which they may be subdivided (and the corresponding exercise price) and the applicable exercise period. The Centex Class B Unit Warrants were issued to Centex in order to permit Centex to provide the right to acquire Class B Units to persons who may on the record date set for Detachment of Deposited Securities own options to purchase, or securities which are convertible into, Centex Common Stock. However, Centex is under no obligation to sell or transfer any of these warrants or the securities issuable upon exercise thereof to any person or persons.

    Under the Partnership Agreement, the holder of the Class A Units is entitled to receive substantially all of the cash distributed by CDC until Payout (as defined below). Prior to Payout, all of CDC's cash will be distributed (i) first, to the holder of the Class A Units in an amount equal to a 9% per annum cumulative preferred return (the "Preferred Return") on the outstanding difference from time to time between the aggregate value of the Original Properties (at the time of contribution to CDC) and the aggregate cash distributions previously received by the holder of the Class A Units with respect thereto (the "Unrecovered Capital"), (ii) second, to the partners of CDC in an amount sufficient to pay certain income taxes attributable to their respective interests in CDC, and (iii) third, to the holder of the Class A Units to reduce Unrecovered Capital. After Payout, CDC cash will be distributed in the percentages of 1% to Development (as general partner) and 99% to the limited partners. Under the Partnership Agreement, payout ("Payout") is deemed to occur at the point when the holder of the Class A Units has received cash distributions, in addition to the Preferred Return and distributions made to it with respect to income taxes, equal to the value of the Original Properties at the time of their contribution. CDC has not made any payment to the holder of the Class A Units with respect to the Preferred Return during the last five fiscal years. See "Reasons for the Detachment Date Proposal -- Class A Units Entitlement to Preferred Return and Unrecovered Capital".

    As of the date on which the Stockholder Warrants are deemed to have been exercised, the Class A Units will be automatically converted into (i) a number of Class B Units equal to 20% of the total number of Class B Units that would be outstanding after conversion based on the actual exercise of the Stockholder Warrants and the assumed exercise of all the then exercisable Centex Class B Unit Warrants and (ii) a like number of Class A Units. The Class A Units will be automatically cancelled upon Payout and the exercise and/or expiration of all the Stockholder Warrants and the Centex Class B Unit Warrants.

THE PROPOSAL TO EXTEND THE DETACHMENT DATE

    Unless sooner terminated, the Nominee Agreement will terminate as to the Stockholder Warrants on the Scheduled Detachment Date (November 30, 1997), unless such date is extended by the vote of the Centex Stockholders. For the reasons discussed below, the Board of Directors of Centex has declared it advisable and recommends that the holders of Centex Common Stock adopt a proposal (the "Detachment Date Proposal") to extend the Scheduled Detachment Date of the Stockholder Warrants to November 30, 2007 (the "Proposed Extended Detachment Date").

REASONS FOR THE DETACHMENT DATE PROPOSAL

    The following is a description of the reasons why the Board of Directors of Centex has declared it advisable and recommends that the holders of Centex Common Stock adopt the Detachment Date Proposal.

    RECESSION IN REAL ESTATE MARKET. Shortly after March 1987, when CDC was formed, the market for real estate development of the type contemplated for CDC at its formation began to deteriorate, and for several years has not been particularly attractive. In fact, soon after CDC was formed, this market suffered a recession and was heavily saturated for an extended period of time with depressed properties being disposed of by the Resolution Trust Corporation, banks and other financial institutions. Accordingly, new development opportunities have been limited and certain of CDC's properties have not reached the potential necessary to achieve the originally targeted objectives required to make the Detachment of the Stockholder Warrants beneficial or advisable in the opinion of Centex management. Notwithstanding the foregoing, Centex management continues to believe that the original purposes for the formation of CDC and the Distribution remain valid.


    CLASS A UNITS ENTITLEMENT TO PREFERRED RETURN AND UNRECOVERED CAPITAL. Pursuant to the Partnership Agreement, CREC, as the holder of the Class A Units, is entitled to receive substantially all of the cash distributed by the Partnership until Payout. Under the Partnership Agreement, Payout will not occur until such time as the holder of Class A Units has received cash distributions, in addition to the Preferred Return and distributions made to it with respect to income taxes, equal to the $76 million value of the Original Properties at their time of contribution. If the Detachment Date Proposal is approved, the above $76 million amount will be reduced to approximately $47.3 million for purposes of computing Payout. CDC has not made any payment to the holder of the Class A Units with respect to the Preferred Return during the last five fiscal years. Preference payments in arrears at March 31, 1995 amounted to approximately $36 million. Based on the current value of CDC's properties, Payout could not be achieved if Detachment were to occur on the Scheduled Detachment Date because the values of CDC's properties (if liquidated) would be insufficient to fund CREC's right to receive all arrearages of Preferred Return and Unrecovered Capital. As a result, should Detachment occur on the Scheduled Detachment Date, there can be no assurance that any independent market for the Class B Units will develop or be sustained. Furthermore, in order for the Class B Units to have value after a Detachment, property values of CDC's properties (now owned and hereafter acquired) will need to appreciate significantly so as to enable CDC to fund the arrearages of Preferred Return and Unrecovered Capital owed by CDC to CREC. There can be no assurance, however, that CDC's properties and operations will generate adequate cash flow by the Proposed Extended Detachment Date. Subject to approval of the Detachment Date Proposal by the Centex Stockholders, the holder of the Class A Units has agreed to waive all unpaid Preferred Return through July 1995. Contingent upon the approval of the Detachment Date Proposal, the preference payments will equal approximately $1.06 million per quarter subsequent to such approval. However, even with such waiver, there can be no assurance that CDC's properties will generate adequate cash flow by the Proposed Extended Detachment Date to achieve Payout.



    POTENTIAL BREACH OF PARTNERSHIP AGREEMENT. Pursuant to the Partnership Agreement, immediately prior to the exercise of the Stockholder Warrants, CDC must make cash distributions (a) to the holder of the Class A Units in an amount sufficient to cause Payout and (b) to Development, as general partner, and the holder of the Class A Units, equal to the balance of their respective capital accounts. As discussed above, CDC has not made any payment to the holder of the Class A Units with respect to the Preferred Return during the last five fiscal years. Based on the current value of CDC's properties, Payout could not be achieved if Detachment were to occur on the Scheduled Detachment Date because the value of CDC's properties (if liquidated) would be insufficient to achieve Payout.


    BENEFITS OF MANAGEMENT AND SERVICES AGREEMENTS. CDC currently does not have any employees. As described above, pursuant to the Management Agreement, Holding is obligated to provide property management and development assistance and expertise to CDC for which Holding contracts with Centex subsidiaries to provide such management services. In addition, Holding has entered into a services agreement with a Centex subsidiary to provide Holding with certain, tax, accounting and other similar services. Management of CDC believes that the Centex subsidiaries provide CDC with such services at a cost below that which CDC would need to pay an unaffiliated third party to obtain similar services. While there is no guarantee that the Centex subsidiaries will continue to provide such services to CDC with or without Detachment, should the Detachment Date Proposal not be approved by the Centex Stockholders, Centex would have less incentive to continue this arrangement. If the Centex subsidiaries were to stop providing such services there can be no assurance that CDC would be able to procure comparable services from a third party at the current cost.


    LACK OF LIQUIDITY AND CASH FLOW FROM OPERATIONS. Because CDC's assets consist of illiquid properties which are generally held by CDC for long periods of time in order to maximize values through the development process, CDC does not always, in the ordinary course of its business, generate an adequate amount of cash flow to fund its operations. As a result, CDC has in the past sold portions of particular tracts as a source of additional cash flow, which historically, together with cash flow from sales of property in the ordinary course of business, has been enough to support CDC's operating costs. Management believes that CDC's cash flow position has in large part been enhanced by CDC's relationship with Centex. Although there is no guarantee that the Centex subsidiaries will continue to provide such services to CDC with or without Detachment, should the Detachment Date Proposal not be approved by the Centex Stockholders and should Centex then decide not to continue providing such services to CDC at a cost below market value (resulting in higher costs to CDC for such services), there can be no assurance that CDC's historical cash flow would be adequate to support CDC's operating costs. In order to meet any additional cash flow requirements, CDC may be forced to sell properties prior to the time that it may otherwise have done so, thereby losing the benefit of potential appreciation and orderly liquidation.


    CONTRACTUAL PROHIBITIONS. The Plan prohibits CDC from selling without the prior consent of CREC any Original Property for a price which is less than the value at which such Original Property was contributed to CDC plus a portion of the Preferred Return related thereto, as adjusted to take into account the transactions contemplated hereby. This prohibition would continue even if the Detachment Date Proposal is not approved by the Centex Stockholders and Detachment occurs on the Scheduled Detachment Date, and would continue to restrict CDC's ability to sell more property as a source of additional cash flow to fund its operations.

    LACK OF INDEPENDENT FINANCING. Because CDC's operations currently generate little cash flow, CDC must incur debt in order to purchase additional properties or to develop its existing properties. In the past, CDC believes it has been able to obtain more favorable financing terms than it otherwise could have received as a result of its relationship with Centex. Accordingly, if CDC were to lose the benefits of its relationship with Centex, there is no assurance that with its asset base CDC would be able to obtain the necessary financing that may be needed to purchase additional properties or to develop its existing properties.

PRINCIPAL EFFECTS OF THE DETACHMENT DATE PROPOSAL

    EXTENSION OF SCHEDULED DETACHMENT DATE. If the Detachment Date Proposal is approved by the Centex Stockholders, the only effect on the terms of the Deposited Securities will be that the Scheduled Detachment Date will be extended with respect to the Stockholders Warrants to November 30, 2007. As a result, the Stockholder Warrants would continue to be tradeable in tandem with, and as a part of, the Centex Common Stock until the Proposed Extended Detachment Date, and, assuming that the Holding Common Stock is not detached, the Centex Stockholders would continue to hold just one security, the Centex Common Stock, as opposed to two securities -- the Centex Common Stock and the Stockholder Warrants (or, when the Stockholder Warrants have been exercised, Class B Units). As previously described, while Centex has the ability to cause Detachment of the Stockholder Warrants (and the Holding Common Stock) at any time, Centex has no present intention to do so. Accordingly, such holders will continue to be unable to increase or decrease their respective holdings in either of the two entities without affecting their holdings in the other. This may conflict with the investment objectives of Centex Stockholders generally or Centex Stockholders who desire to invest separately in Centex and/or CDC.

    It is unknown whether approval of the Detachment Date Proposal would have any effect on the market price of the Centex Common Stock. Furthermore, if Detachment occurred, it is unknown as to whether or not the sum of the market value of the Centex Common Stock and the Stockholder Warrants (or the Centex Common Stock and the Class B Units) would be higher or lower than the price of Centex Common Stock immediately prior to Detachment when such securities were still being traded in tandem.

    UNITED STATES FEDERAL INCOME TAX CONSEQUENCES. There are no material federal income tax consequences to Centex Stockholders as a result of an extension of the Scheduled Detachment Date.

RECOMMENDATION AND REQUIRED AFFIRMATIVE VOTE

    The affirmative vote of the holders of record of a majority of the outstanding shares of Centex Common Stock present in person or by proxy and entitled to vote thereon at the Annual Meeting is required to approve the Detachment Date Proposal. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the Detachment Date Proposal. The Board of Directors of Centex unanimously recommends that Centex Stockholders vote FOR the approval of the Detachment Date Proposal.

                              CERTAIN TRANSACTIONS


    In July 1988, the Centex Board of Directors approved a five-year employment agreement with Mr. Seegers. The agreement was to ensure the continued availability of Mr. Seegers' services to Centex which he has served in various executive capacities for over 30 years. In July 1991, the term of Mr. Seegers' employment agreement was extended for a period of two years to provide for his continued engagement through January 1995. Since his resignation as Chairman of the Board in July 1991, Mr. Seegers has continued to serve Centex as the Chairman of the Executive Committee and as a consultant. On February 1, 1995, Centex and Mr. Seegers entered into a consulting agreement to replace his amended employment agreement. Under the consulting agreement, Mr. Seegers will receive $215,000 per year through January 31, 1997. In addition, Mr. Seegers continues to be eligible for and receives certain fringe benefits available to executives of Centex.







    In 1991, the Centex Board of Directors also approved executive employment agreements with Messrs. Hirsch, Gillilan and Quinn. Each of these agreements provides for a term which at all times has a remainder of two years, for discretionary bonuses and certain other fringe benefits and for the payment of two years base salary from the date of termination if the executive's employment is terminated for any reason other than cause or if the executive voluntarily resigns within two years after the occurrence of a change in control of Centex. These agreements further provide for the following minimum annual base salaries, commencing April 1, 1995: Mr. Hirsch -- $530,000; Mr. Gillilan -- $386,500; and Mr. Quinn -- $335,000.


    In September 1985, pursuant to Centex's employment of Laurence E. Hirsch, Centex loaned to Mr. Hirsch $1,000,000 to purchase a residence in the Dallas area. The loan, which matures in September 1995, is evidenced by his full recourse promissory note secured by a first lien on the residence. The first $700,000 of the principal bears no interest, and the principal in excess of $700,000 bears interest at 10% per annum.

    In May 1985, Centex approved the issuance and sale to Mr. Hirsch of a Centex debenture in the principal amount of $2,100,000. The debenture was to mature in March 1995. During such month, Centex and Mr. Hirsch amended the terms of the debenture to extend its maturity date from March 1995 to March 2000. The debenture bears interest at a fluctuating rate equal to the lesser of the rate of interest on the bank loan described below or the highest lawful rate that Centex may pay. The debenture is subordinated to all senior debt of Centex and is convertible into 200,000 shares of Centex Common Stock at a price of $10.50 per share (the closing price of a share of Centex Common Stock on the New York Stock Exchange on May 6, 1985, as adjusted for the two-for-one stock split of Centex Common Stock effected in August 1992). Centex guaranteed a bank loan made to Mr. Hirsch in an amount necessary to purchase the debenture. The loan term is for as long as the debenture remains outstanding. The note evidencing Mr. Hirsch's indebtedness made under this bank loan permits Mr. Hirsch to elect an interest rate from time to time equal to either the prime rate of NationsBank of Texas, N.A. or the London Interbank Offered Rate plus 1 1/2%.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP acted as Centex's independent public accountants for the fiscal year ended March 31, 1995 and has served as Centex's independent public accountants since 1971. Centex's independent public accountants are selected annually by the Board of Directors at its meeting held immediately following the annual meeting of stockholders. It is anticipated that the Board of Directors will select Arthur Andersen LLP as Centex's independent public accountants for the current year.

    Representatives of Arthur Andersen LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

                             STOCKHOLDER PROPOSALS


    Centex's 1996 annual meeting of stockholders is scheduled to be held on July 25, 1996. In order to be considered for inclusion in Centex's proxy material for that meeting, stockholder proposals must be received at Centex's executive offices, addressed to the attention of the Secretary, not later than February 21, 1996.



                                   FORM 10-K

    STOCKHOLDERS ENTITLED TO VOTE AT THE MEETING MAY OBTAIN A COPY OF CENTEX'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1995, INCLUDING THE FINANCIAL STATEMENTS, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, UPON REQUEST TO CENTEX CORPORATION, ATTENTION:
RAYMOND G. SMERGE, SECRETARY, 3333 LEE PARKWAY, DALLAS, TEXAS 75219.

                                      By Order of the Board of Directors


                                              RAYMOND G. SMERGE
                                     Vice President, Chief Legal Officer
                                                and Secretary


Dallas, Texas

June 20, 1995

                            3333 HOLDING CORPORATION
                                3333 LEE PARKWAY
                              DALLAS, TEXAS 75219


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 27, 1995




To The Stockholders:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of 3333 Holding Corporation, a Nevada corporation ("Holding"), will be held in the auditorium of the Dallas Museum of Art, 1717 North Harwood in the City of Dallas, Texas, on Thursday, July 27, 1995, at 10:00 A.M. (C.D.T.) for the following purposes:

    1. To elect a Board of three directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.


    The Board of Directors has fixed the close of business on June 5, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting. The transfer books will not be closed.


    You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting in person, you are urged to promptly sign, date and mail the accompanying form of Holding proxy, so that your Holding shares may be represented and voted at the meeting. Your Holding proxy will be returned to you if you should attend the meeting and request such return.

                                      By Order of the Board of Directors


                                              RAYMOND G. SMERGE
                                                  Secretary



Dallas, Texas

June 20, 1995




    PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF 3333 HOLDING CORPORATION AND CENTEX CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.

                            3333 HOLDING CORPORATION

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 27, 1995


                                  INTRODUCTION


    The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the Board of Directors of 3333 Holding Corporation, a Nevada corporation ("Holding"), for use at the Annual Meeting of Stockholders of Holding to be held on July 27, 1995, and at any adjournment thereof. The mailing address of the executive offices of Holding is 3333 Lee Parkway, Dallas, Texas 75219. The approximate date on which this proxy statement and accompanying proxy were first sent to stockholders is June 20, 1995.



PURPOSES OF THE MEETING

    At the meeting, action will be taken upon the following matters:

         (1) Election of a Board of three directors, each to hold office until the next annual meeting of stockholders or until his successor shall have been elected and qualified.

         (2) Such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors of Holding does not know of any matter that may be acted upon at the meeting other than the matter set forth in item (1) above.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS OF HOLDING RECOMMENDS A VOTE FOR ELECTION OF THE THREE NOMINEES FOR DIRECTOR OF HOLDING NAMED IN THE ACCOMPANYING HOLDING PROXY.


                               TANDEM SECURITIES


    On November 30, 1987, Centex Corporation, a Nevada corporation ("Centex"), distributed as a dividend to its stockholders (through a nominee, the "Nominee") all of the 1,000 issued and outstanding shares of Holding common stock, par value $ .01 per share ("Holding Common Stock"), and all of the 900 issued and outstanding warrants (the "Stockholder Warrants") to purchase Class B Units of limited partnership interest in Centex Development Company, L.P., a Delaware limited partnership ("CDC"). 3333 Development Corporation, a Nevada corporation and a wholly owned subsidiary of Holding ("Development"), is the general partner of CDC.


    The Nominee holds the Stockholder Warrants and shares of Holding Common Stock on behalf of and for the benefit of persons who are from time to time the holders of the common stock, par value $.25 per share ("Centex Common Stock"), of Centex ("Centex Stockholders"). Each Centex Stockholder owns a beneficial interest in the Holding Common Stock and the Stockholder Warrants that the total number of shares of Centex Common Stock held by such stockholder bears to the total number of shares of Centex Common Stock outstanding from time to time. This beneficial interest of the Holding stockholders is not represented by a separate certificate or receipt. Instead, each Centex Stockholder's beneficial interest in such pro rata portion of the shares of Holding Common Stock and the Stockholder Warrants is represented by the certificate or certificates evidencing such Centex Stockholder's Centex Common Stock, and is currently tradeable only in tandem with, and as a part of, each such Centex Stockholder's Centex Common Stock. These restrictions on transfer are imposed by the terms of a nominee agreement (the "Nominee Agreement") among Centex, Holding, CDC and the Nominee. Centex Common Stock certificates issued after the date of the Nominee Agreement bear a legend referring to the restrictions on transfer imposed thereby.

    PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF 3333 HOLDING CORPORATION AND CENTEX CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.


                             RECORD DATE AND VOTING


    The record date for the determination of stockholders entitled to notice of and to vote at the meeting is the close of business on June 5, 1995. On the record date, the issued and outstanding capital stock of Holding entitled to vote at the meeting consisted of 1,000 shares of Holding Common Stock. See "Tandem Securities".


    Each share of Holding Common Stock is entitled to one vote upon the election of directors and each other matter that may be properly brought before the meeting or any adjournment thereof. Neither the Articles of Incorporation nor the By-laws of Holding provide for cumulative voting rights. The presence at the meeting, in person or by proxy, of a majority of the outstanding shares of Holding Common Stock is necessary to constitute a quorum.

    Shares represented by valid proxies will be voted at the meeting in accordance with the directions given. If the proxy card is signed and returned without any direction given, the shares will be voted for election of the directors named in the proxy. The Board of Directors does not intend to present, and has no information that others will present, any business at the meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders of Holding. However, if other matters requiring the vote of stockholders come before the meeting, it is the intention of the persons named in the accompanying form of Holding proxy to vote the proxies held by them in accordance with their best judgment in such matters. Any stockholder of Holding has the unconditional right to revoke his Holding proxy at any time prior to the voting thereof by submitting a later dated proxy, attending the meeting and voting in person or by written notice to Holding addressed to Raymond G. Smerge, Secretary, 3333 Holding Corporation, 3333 Lee Parkway, Dallas, Texas 75219; however, no such revocation shall be effective until such notice of revocation has been received by Holding at or prior to the meeting.

    The cost of solicitation of proxies for the meeting will be borne by Centex. Solicitation may be made by mail, personal interview, telephone and/or telegraph by officers of Holding or by officers and other employees of Centex, who will receive no additional compensation therefor. See "Executive Compensation". To aid in the solicitation of proxies, the firm of Georgeson & Company Inc. has been retained by Centex and will be paid by Centex a fee of approximately $10,000 plus out-of-pocket expenses. See "Tandem Securities". Centex will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners.


                             ELECTION OF DIRECTORS

    In accordance with the By-laws of Holding, the Board of Directors has established the number of directors to be elected at the meeting at three, which shall constitute the entire Board of Directors. Unless contrary instructions are indicated on the proxy, it is intended that the shares represented by the accompanying Holding proxy will be voted for the election of the three nominees for director named below or, if any of such nominees should become unavailable, which is not anticipated, for such substitute nominee as the Board of Directors shall designate. Each director will hold office until the next annual election of directors or until his successor shall have been elected and qualified, subject to removal by the vote of the holders of not less than two-thirds of the outstanding shares of Holding Common Stock. A plurality of votes cast at the annual meeting, in person or by proxy, is required to elect each nominee. The Board recommends that stockholders vote FOR the election of such nominees.

    The three persons named below are the Board's nominees for election as directors at the meeting. All the persons named below are currently directors of Holding and were elected as such by stockholders at the 1994 annual meeting of stockholders. The information appearing in the following table respecting the nominees for director has been furnished to Holding by the respective nominees.

                                                    POSITIONS AND                                  BOARD
                                                    OFFICES WITH             DIRECTOR            COMMITTEE
                 NAME AND AGE                          HOLDING                 SINCE            MEMBERSHIP
                 ------------                       -------------            ---------          -----------
 J. Stephen Bilheimer, 63  . . . . . . . .          President (1)              1989                 --

 Josiah O. Low, III, 56  . . . . . . . . .            None (2)                 1987                Audit

 David M. Sherer, 58 . . . . . . . . . . .            None (3)                 1987                Audit

______________

(1) Mr. Bilheimer has been President of Holding and President of Development, the general partner of CDC, since 1987 and has also held various executive positions with Centex's home building subsidiaries since 1966. Mr. Bilheimer is also a director of Development.

(2) Mr. Low has been Managing Director of Donaldson, Lufkin & Jenrette Securities Corporation since February 1985. Mr. Low is also a director of Development.

(3) Mr. Sherer has been President of David Sherer and Associates, Inc., a commercial real estate, investment and brokerage firm, for more than five years. Mr. Sherer is also a director of Development.

BOARD MEETINGS, FEES, COMMITTEES AND ATTENDANCE RECORDS

    During Holding's fiscal year ended March 31, 1995, the Board of Directors held two meetings which were attended by all directors.

    The Board of Directors has an Audit Committee, composed of two directors, neither of whom is an officer or employee of Holding or any of its subsidiaries, which reviews the work of Holding's management and independent auditors pertaining to Holding's financial statements and performs such other duties and functions as are deemed appropriate by the Audit Committee or the Board. During Holding's fiscal year ended March 31, 1995, the Audit Committee held one meeting which was attended by all members. Audit Committee members receive no fee for serving on the committee.

    Each member of the Board of Directors who is neither an officer nor an employee of Holding or any of its subsidiaries or of Centex or any of its subsidiaries receives a retainer of $8,000 per year. In addition, Holding reimburses the directors for the reasonable expenses incurred in attending directors' and committee meetings.

                        SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS



    The following table sets forth certain information as of June 5, 1995 with respect to the beneficial ownership of the equity securities of Holding by each director, nominee for election to the Board of Directors and executive officer named in the Summary Compensation Table under "Executive Compensation", individually itemized, all directors and officers of Holding as a group, and any person known to Holding to be the beneficial owner of more than 5% of any class of Holding's voting securities. Except as otherwise indicated, all Holding Common Stock is owned directly, and the owner thereof has the sole voting and investment power with respect thereto.



                                                         NUMBER OF SHARES
                                                            OF HOLDING
                                                          COMMON STOCK                           PERCENT
          NAME OF BENEFICIAL OWNER*                   BENEFICIALLY OWNED(1)                    OF CLASS(1)
          -------------------------                   ---------------------                    -----------
 J. Stephen Bilheimer  . . . . . . . . . .                      --                                   **

 Josiah O. Low, III  . . . . . . . . . . .                      --                                   **

 Roger D. Sefzik . . . . . . . . . . . . .                      --                                   **

 David M. Sherer . . . . . . . . . . . . .                      --                                   **

 All directors and executive officers
    as a group (5 persons) . . . . . . . .                      --                                   **

 Centex Corporation (2)  . . . . . . . . .                     100                                  9.09%

 FMR Corp. (3) . . . . . . . . . . . . . .                     163                                 16.26%

 The Prudential Insurance Company of
    America (4)  . . . . . . . . . . . . .                      60                                  5.98%

 _____________

* The address of any person who is the beneficial owner of more than 5% of a class of Holding's voting securities is footnoted.

**  Less than 1%.


(1) Record title to the Holding Common Stock is held by the Nominee for the benefit of Centex Stockholders pursuant to the Nominee Agreement. See "Tandem Securities". However, the Nominee has no power to vote (absent instruction) or to direct the investment of the Holding Common Stock. The number of shares of Holding Common Stock listed as being beneficially owned has been rounded to the nearest whole share.


(2) Centex, whose address is 3333 Lee Parkway, Dallas, Texas 75219, owns beneficially and of record warrants (the "Centex Holding Stock Warrants") to purchase 100 shares of Holding Common Stock (subject to an adjustment) at an exercise price of $800 per share (subject to adjustment). The shares of Holding Common Stock, which may be acquired upon the exercise of the Centex Holding Stock Warrants as of the date when the Stockholder Warrants become exercisable, which date Centex may indirectly determine in its discretion, are not outstanding but are included as "beneficially owned" pursuant to the rules and regulations of the Securities and Exchange Commission. However, it has been assumed in connection with the disclosure of such beneficial ownership that (i) the Centex Holding Stock Warrants are not subdivided or combined and (ii) the Holding Common Stock is not subdivided and a stock dividend or stock split with respect to the Holding Common Stock has not occurred, prior to the exercise of the Centex Holding Stock Warrants.


(3) Centex has received information from FMR Corp. ("FMR"), 82 Devonshire Street, Boston, Massachusetts 02109, stating that, as of June 5, 1995, FMR may be deemed to beneficially own 4,577,672 shares of Centex Common

           Stock (and therefore to own a beneficial interest in 163 shares of Holding Common Stock), acquired solely for investment purposes, as a parent holding company with respect to holdings of wholly owned investment adviser subsidiaries of FMR and other entities affiliated with FMR. FMR stated that it held 139,584 shares of Centex Common Stock with sole voting power (and therefore held a beneficial interest in 5 shares of Holding Common Stock with sole voting power), 4,577,672 shares of Centex Common Stock with sole dispositive power (and therefore held a beneficial interest in 163 shares of Holding Common Stock with sole dispositive power) and no shares of Centex Comon Stock with shared voting or dispositive power (and therefore held a beneficial interest in no shares of Holding Common Stock with shared voting or dispositive power).



(4) Centex has received information from The Prudential Insurance Company of America ("Prudential"), Prudential Plaza, Newark, New Jersey 07102-3777, stating that as of June 5, 1995, Prudential may be deemed to beneficially own 1,682,940 shares of Centex Common Stock (and therefore to own a beneficial interest in 60 shares of Holding Common Stock), acquired solely for investment purposes. Prudential stated it held 287,000 shares of Centex Common Stock with sole voting and dispositive power (and therefore held a beneficial interest in 10 shares of Holding Common Stock with sole voting and dispositive power) and 1,395,940 shares of Centex Common Stock with shared voting and dispositive power (and therefore held a beneficial interest in 50 shares of Holding Common Stock with shared voting and dispositive power).




                             EXECUTIVE COMPENSATION

    Neither Holding nor Development has any full time employees. The directors and executive officers of Holding, who hold the same directorships and offices in Development, perform all executive management functions for Holding and Development. Services required by Holding and CDC in their operations are also provided pursuant to a services agreement and a management agreement, respectively. See "Certain Transactions". The executive officers of Holding did not receive any remuneration from Holding, Development or CDC for the fiscal year ended March 31, 1995. Directors of Holding who are neither officers nor employees of Holding, Centex or any of their subsidiaries receive compensation from Holding in the form of director's fees. See "Election of Directors -- Board Meetings, Fees, Committees and Attendance Records". During the 1995 fiscal year, each executive officer of Holding received remuneration in the form of cash and incentive compensation from Centex or one of its subsidiaries in his capacity as a director, officer or employee thereof.


    During fiscal year 1995, J. Stephen Bilheimer, President of Holding, and Roger D. Sefzik, Vice President and Treasurer of Holding, both of whom are employees of subsidiaries of Centex, devoted a majority of their time and attention to the management of Holding and its subsidiary. Messrs. Bilheimer and Sefzik, who, along with Joseph J. Arcisz (who became a Vice President of Holding and its subsidiary on March 10, 1995), are the only executive officers of Holding, provided such services to Holding and its subsidiary on behalf of and in their capacities as officers and employees of Centex Service Company, a Nevada corporation and a wholly owned subsidiary of Centex ("CSC"), pursuant to the management agreement described above and are therefore compensated by CSC. The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer and the other most highly compensated executive officer of Holding.



                           SUMMARY COMPENSATION TABLE



                                                          ANNUAL COMPENSATION
       NAME AND PRINCIPAL          FISCAL           -------------------------------             ALL OTHER
            POSITION                YEAR            SALARY($)           BONUS($)(1)          COMPENSATION($)(2)
 ---------------------------       ------           ---------           -----------          ------------------
 J. STEPHEN BILHEIMER,              1995             $212,000             $45,000                  $53,986
   President                        1994              206,000              55,000                   56,953
                                    1993              200,000              40,000                   36,450

 ROGER D. SEFZIK,                   1995             $ 97,700             $20,000                  $ 9,308
   Vice President and               1994               94,100              15,000                   10,097
   Treasurer                        1993               90,500              15,000                    9,668

______________

(1) Cash bonuses for services rendered in fiscal years 1995, 1994 and 1993 have been listed in the year earned, but were actually paid in the following fiscal year.


(2) Except as noted below, amounts represent Centex contributions to, and forfeitures allocated to, the account of the recipient under the Profit Sharing and Retirement Plan of Centex Corporation, a defined contribution plan. All of such amount is fully vested in the recipient. The compensation for Mr. Bilheimer for fiscal 1995 also includes a contribution accrued pursuant to the Supplemental Executive Retirement Plan of Centex Corporation in the amount of $6,200, which accrued amount is fully vested in Mr. Bilheimer. Compensation for Mr. Bilheimer for 1995, 1994 and 1993 also includes annual payments made as a result of termination of the Management Security Plan of Centex Corporation in the amounts of $33,405, $34,818 and $15,042, respectively.


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES


                                                                   NUMBER OF
                                                                  UNEXERCISED                       VALUE OF
                                                                  OPTIONS/SARS                   OPTIONS/SARS AT
                              SHARES                             AT FY-END(#)(1)                   FY-END($)(2)
                           ACQUIRED ON       VALUE         ----------------------------   ---------------------------------
           NAME            EXERCISE(#)    REALIZED($)      EXERCISABLE    UNEXERCISABLE   EXERCISABLE(3)   UNEXERCISABLE(4)
           ----            -----------    -----------      -----------    -------------   --------------   ----------------
 J. Stephen Bilheimer         --              --             11,856          17,744          $287,508           $430,292
 Roger D. Sefzik              --              --              3,000              --            29,625                 --

______________

(1) Amounts set forth in the table reflect the number and value of shares and options only, as Centex has no program covering stock appreciation rights ("SARs").


(2) Represents the difference between the closing price of Centex Common Stock on March 31, 1995 of $24.25 per share, and the exercise price of such options and includes maximum cash bonuses payable in connection with the exercise of such options at the time of exercise described in footnotes 3 and 4 below.


(3) Amount for Mr. Bilheimer includes maximum cash bonuses of $100,776 payable in connection with the exercise of stock options at the time of exercise.

(4) Amount for Mr. Bilheimer includes maximum cash bonuses of $150,824 payable in connection with the exercise of stock options at the time of exercise.

  There were no grants of stock options made during the fiscal year ended March 31, 1995 to either of the named executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

    None of Holding's directors, officers or employees has any relationship requiring disclosure under Item 402(j) of Regulation S-K.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    Holding does not have a compensation committee, stock option committee or any other committee performing similar functions. Holding's Board of Directors does not make or influence any decision regarding the cash or noncash compensation paid to the executive officers of Holding. Rather, as previously explained, all compensation earned by Holding's executive officers is paid by CSC. See "Executive Compensation". So long as the executive officers of Holding are compensated by CSC or its affiliates, Holding does not intend to provide any other compensation to such individuals. Because Holding cannot influence or affect the amount or form of such compensation paid to Holding's executive officers, no report is provided herein.

PERFORMANCE GRAPH


    As described in "Tandem Securities" on pages 24 and 25, the record owner of the 1,000 issued and outstanding shares of Holding Common Stock is the Nominee, who holds such stock pursuant to the Nominee Agreement on behalf of and for the benefit of Centex Stockholders. Thus, each Centex Stockholder owns a beneficial interest in a portion of the 1,000 shares of Holding Common Stock held by the Nominee, which shares are currently tradeable only in tandem with, and as a part of, each such Centex Stockholder's Centex Common Stock. As a consequence of the foregoing and because the beneficial interests in the 1,000 shares of Holding Common Stock do not have any separate ascertainable value, no performance graph is provided herein. Stockholders desiring to review the five-year stock performance of Centex Common Stock are directed to the "Performance Graph" section on page 13 of the Centex Proxy Statement.


SECTION 16(A) COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Holding's directors and officers, and persons who beneficially own more than 10% of a registered class of Holding's equity securities to file initial reports of ownership, reports of changes in ownership and annual reports of ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulation to furnish Holding with copies of all Section 16(a) forms they file with the SEC.

    Based solely on its review of the copies of such forms received by it with respect to fiscal 1995, or written representations from certain reporting persons, Holding believes that all filing requirements required by Section 16(a) for fiscal 1995 applicable to its directors, officers and persons who beneficially own more than 10% of a registered class of Holding's equity securities have been complied with.


                              CERTAIN TRANSACTIONS


    Holding entered into a services agreement in May 1987 with Centex Service Company, a wholly owned subsidiary of Centex ("CSC"), whereby CSC agreed to provide certain tax, accounting and other similar services for Holding at a fee of $2,500 per month. Service fees of $30,000 were paid pursuant to this agreement for fiscal year 1995.



    CDC has entered into an agreement with Holding to provide management services to CDC in connection with the development, operation and maintenance of CDC property and other administrative services. Management fees and reimbursable costs totaling $922,000 were incurred under this agreement during fiscal year 1995. Additionally, in fiscal 1995, CDC paid to a Centex subsidiary $785,000 for management fees accrued but not paid as of March 31, 1994 in connection with a similar management agreement.



    In connection with Holding's acquisition of additional shares of common stock of Development in 1987, Holding borrowed $7,700,000 from Centex pursuant to a secured promissory note (the "Holding Note"). The Holding Note, which had a fluctuating balance during fiscal 1995, bears interest, payable quarterly, at the prime rate of interest of NationsBank of Texas, N.A. ("NationsBank") plus 1% (10% at June 5, 1995). As of June 5, 1995, the outstanding principal balance of the Holding Note was $5,445,000. The Holding Note matures on the earlier to occur of April 1, 1996 or the last Detachment of Holding Common Stock and the Stockholder Warrants from Centex Common Stock pursuant to the Nominee Agreement. Interest expense on the Holding Note was $611,000 for fiscal year 1995.



    In 1987, Development loaned $7,700,000 to Centex Real Estate Corporation, a subsidiary of Centex ("CREC"), pursuant to an unsecured promissory note (the "CREC Note") and the related loan agreement. The CREC Note bears interest, payable quarterly, at the prime rate of interest of NationsBank plus 7/8%
(9 7/8% at June 5, 1995). As of June 5, 1995, the outstanding principal balance of the CREC Note was $7,700,000. The CREC Note matures on April 30, 1996. Fiscal year 1995 interest income on the CREC Note totaled $680,000.

    In fiscal year 1995, CDC sold to CREC certain tracts of land for $5,423,000 and has agreements to purchase an additional 276 lots from CDC.



    CREC has guaranteed a bank line of credit for CDC (currently $5,000,000) to utilize in conjunction with development of lots to be sold to CREC. This line of credit, which had an outstanding balance of $1,539,000 at June 5, 1995, bears interest at LIBOR plus 3/4% (6 3/4% at June 5, 1995), is unsecured. CREC has also agreed to fund certain of CDC's costs (primarily real estate taxes and rezoning expenses) associated with the Forster Ranch property under an agreement that may transfer ownership of such property back to the lender in the summer of 1995 in satisfaction of the non-recourse debt subject to the completion of certain revisions to existing development approvals.


     CDC owns property in the City of Carrollton, a suburb of Dallas, Texas, which consists of one office and five fabrication-warehouse buildings on approximately 17 acres. CDC leases this property to CREC pursuant to a five-year lease terminating on March 31, 1998. For fiscal 1995, CDC received rent from CREC for this property in the amount of $200,000.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP acted as Holding's independent public accountants for the fiscal year ended March 31, 1995 and has served as independent public accountants for Holding since its incorporation in May 1987. Holding's independent public accountants are selected annually by the Board of Directors at the Board's first meeting held subsequent to the annual meeting of stockholders. It is expected that the Board of Directors will select Arthur Andersen LLP as Holding's independent public accountants for the current year.

    Representatives of Arthur Andersen LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

                             STOCKHOLDER PROPOSALS


    Holding's 1996 annual meeting of stockholders is scheduled to be held on July 25, 1996. In order to be considered for inclusion in Holding's proxy material for that meeting, stockholder proposals must be received at Holding's executive offices, addressed to the attention of the Secretary, not later than February 21, 1996.


                                   FORM 10-K


    STOCKHOLDERS ENTITLED TO VOTE AT THE MEETING MAY OBTAIN A COPY OF HOLDING'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1995, INCLUDING THE FINANCIAL STATEMENTS, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, UPON REQUEST TO 3333 HOLDING CORPORATION,
ATTENTION: RAYMOND G. SMERGE, SECRETARY, 3333 LEE PARKWAY, DALLAS, TEXAS 75219.



                                      By Order of the Board of Directors


                                              RAYMOND G. SMERGE
                                                  Secretary


Dallas, Texas

June 20, 1995

                               CENTEX CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 ANNUAL MEETING OF STOCKHOLDERS - JULY 27, 1995


The undersigned hereby appoints William J Gillilan III and Laurence E. Hirsch (acting unanimously or if only one be present, by that one alone), and each of them, proxies, with full power of substitution to each, to vote, as specified on the reverse side, at the Annual Meeting of Stockholders of Centex Corporation ("Centex") to be held July 27, 1995, or any adjournment thereof, all shares of Common Stock of Centex registered in the name of the undersigned at the close of business on June 5, 1995.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE BALLOT ON THE REVERSE SIDE, BUT IF NO INSTRUCTIONS ARE INDICATED, THEN THIS PROXY WILL BE VOTED FOR ITEM 1 AND ITEM 2. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 3.

 By execution of this proxy, you hereby acknowledge receipt herewith of Notice of Meeting and Proxy

                        Statement dated June 20, 1995.


     READ, EXECUTE AND DATE REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE.


- --------------------------------------------------------------------------------
PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARD OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ASSURE REPRESENTATION OF YOUR
SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS IN THE ENCLOSED ENVELOPE. PLEASE TEAR OFF AND DISCARD THIS STUB.
- --------------------------------------------------------------------------------





                            3333 HOLDING CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 ANNUAL MEETING OF STOCKHOLDERS - JULY 27, 1995


The undersigned hereby appoints J. Stephen Bilheimer and David M. Sherer (acting unanimously or if only one be present, by that one alone), and each of them, proxies, with full power of substitution to each, to vote, as specified on the reverse side, at the Annual Meeting of Stockholders of 3333 Holding Corporation ("Holding") to be held July 27, 1995, or any adjournment thereof, all the beneficial interest of the undersigned in that portion of the 1,000 shares (the "Shares") of Common Stock of Holding registered in the name of Chemical Bank (the "Nominee") pursuant to that certain Nominee Agreement dated November 30, 1987 by and among Holding, Centex Corporation ("Centex"), Centex Development Company, L.P. and the Nominee, at the close of business on June
5, 1995 (the "Record Date"), that the total number of shares of Common Stock of Centex held by the undersigned on the Record Date (being the number of shares shown on this proxy beside the name of the undersigned (the "Centex Owned Shares")) bears to the total number of shares of Centex Common Stock outstanding on the Record Date. The beneficial interest of the undersigned in the Shares is thus equal to approximately .0000356 multiplied by the number of the Centex Owned Shares.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE BALLOT ON THE REVERSE SIDE, BUT IF NO INSTRUCTIONS ARE INDICATED, THEN THIS PROXY WILL BE VOTED FOR ITEM 1. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 2.

 By execution of this proxy, you hereby acknowledge receipt herewith of Notice of Meeting and Proxy

                        Statement dated June 20, 1995


     READ, EXECUTE AND DATE REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE.


The Board of Directors recommends that you              CENTEX CORPORATION
vote FOR the election of all the nominees
in Item 1 and for the proposal in Item 2.




1.  Election of directors listed to the right               (INSTRUCTION:  To withhold authority to vote for any individual nominee,
    to serve until the Annual Meeting of                    write the nominee's name in the space provided below.)
    Stockholders in 1998.
                                                            William J Gillilan III, David W. Quinn, Paul T. Stoffel

 FOR all nominees                WITHHOLD
listed to the right              AUTHORITY
 (except as marked        to vote for all nominees
 to the contrary).          listed to the right.
       [ ]                         [ ]
                                                            -----------------------------------------------------------------------
                                                            THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL
                                                            MEETING.

2.  To extend until November 30, 2007 the
    detachment date of warrants to purchase
    Class B Units of limited partnership inter-est in Centex Development Company, L.P.

        FOR          AGAINST          ABSTAIN
        [ ]            [ ]              [ ]

                                                            UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2
3.  In their discretion, on such other business as may      AND, IN THE DISCRETION OF THE NAMED PROXIES, UPON SUCH OTHER BUSINESS AS
    properly be brought before the meeting or any           MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
    adjournment thereof.                                    BY EXECUTING THIS PROXY, THE UNDERSIGNED HEREBY REVOKES PRIOR PROXIES
                                                            RELATING TO THE MEETING.


                                                            Dated:                                                             ,1995
                                                                    -----------------------------------------------------------

                                                                    ----------------------------------------------------------------
                                                                                                Signature

                                                                    ----------------------------------------------------------------
                                                                                                Signature
"PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"



- --------------------------------------------------------------------------------
PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARD OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ASSURE REPRESENTATION OF YOUR
SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS IN THE ENCLOSED ENVELOPE. PLEASE TEAR OFF AND DISCARD THIS STUB.
- --------------------------------------------------------------------------------



The Board of Directors recommends that you           3333 HOLDING CORPORATION
vote FOR the election of all the nominees
in Item 1.



1.  Election of directors listed to the right.              (INSTRUCTION:  To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)

                                                            J. Stephen Bilheimer, Josiah O. Low, III, David M. Sherer
 FOR all nominees               WITHHOLD
listed to the right             AUTHORITY
(except as marked        to vote for all nominees
 to the contrary).        listed to the right.
       [ ]                         [ ]

                                                            ------------------------------------------------------------------------
                                                            THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL
2.  In their discretion, on such other business as may      MEETING.
    properly be brought before the meeting or any
    adjournment thereof.


                                                            UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEM 1 AND, IN
                                                            THE DISCRETION OF THE NAMED PROXIES, UPON SUCH OTHER BUSINESS AS MAY
                                                            PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.  BY
                                                            EXECUTING THIS PROXY, THE UNDERSIGNED HEREBY REVOKES PRIOR PROXIES
                                                            RELATING TO THE MEETING.


                                                            Dated:                                                            , 1995
                                                                    ----------------------------------------------------------


                                                            ------------------------------------------------------------------------
                                                                                            Signature


                                                            ------------------------------------------------------------------------
                                                                                            Signature
"PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"